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                    [PFL Life Insurance Company Letterhead]


March 13, 2000



VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Endeavor Variable Annuity Account C
     File No. 811-08377, CIK 0001034621
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Endeavor Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Endeavor Series Trust, WRL Series Fund, Inc., and Transamerica Variable Insurance Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 29, 2000, Endeavor Series Trust filed its annual report with the Commission via EDGAR (CIK: 847254); on February 29, 2000, WRL Series Fund, Inc. filed its annual report with the Commission via EDGAR (CIK: 778207); and on March 3, 2000, Transamerica Variable Insurance Fund, Inc. filed its annual report with the Commission via EDGAR (CIK:
0001002786). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division